GOODWILL AND INTANGIBLE ASSETS - Expected Amortization of Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
2025	$ 92,710
2026	73,030
2027	15,142
2028	5,519
2029	5,359
Thereafter	17,262
Total	$ 209,022	$ 330,477